JOINDER TO COOPERATION AGREEMENT
July 22, 2020
Ladies and Gentlemen:
WHEREAS, Hawaiian Electric Industries, Inc. (the “Company”) and the ValueAct entities specified therein (“ValueAct”) entered into that certain Cooperation Agreement, dated February 12, 2020 (the “Original Cooperation Agreement”);
WHEREAS, the Company and ValueAct desire to amend the Original Cooperation Agreement as set forth in this Joinder to Cooperation Agreement (the Original Cooperation Agreement, as amended hereby, the “Cooperation Agreement”);
WHEREAS, the Company and Inclusive Capital Partners, L.P. (collectively with the entities set forth on Schedule A to the Cooperation Agreement, “ICP”) desire to join ICP to the Cooperation Agreement; and
WHEREAS, the Company and ValueAct desire to remove ValueAct (other than the ValueAct entities constituting ICP) as a party to the Cooperation Agreement.
NOW, THEREFORE, the Company, ValueAct and ICP hereby agree as follows:
A.  Effective as of the date Inclusive Capital Partners, L.P. or one of its affiliates becomes the investment manager of ValueAct Spring Master Fund, L.P. (the “Transfer Date”), the Original Cooperation Agreement is hereby amended as follows:
1.All references to “ValueAct” are hereby replaced with “ICP,” including references in Exhibit B to the Cooperation Agreement.
2.Section 10 is hereby deleted and replaced as follows:
Notice. All notices, consents, requests, instructions, approvals and other communications provided for in this Agreement and all legal process in regard hereto shall be in writing and shall be deemed validly given, made or served (a) if given by email, upon confirmation of receipt (provided such confirmation is not automatically generated) or (b) if given by any other means, when actually received during normal business hours at the address specified in this Section 10:
If to the Company:
Hawaiian Electric Industries, Inc.
1001 Bishop Street, Suite 2900
Honolulu, Hawaii 96813
Attention: Kurt K. Murao, Executive Vice President, General Counsel, Chief Administrative Officer and Corporate Secretary
Email: kmurao@hei.com

With a copy to (which shall not constitute notice):
Skadden, Arps, Slate, Meagher & Flom LLP
1440 New York Avenue, N.W.
Washington, D.C. 20005
Attention: Marc S. Gerber
Email: marc.gerber@skadden.com
If to ICP:

        Inclusive Capital Partners, L.P.
        572 Ruger Street, Suite B
        The Presidio of San Francisco
        San Francisco, CA 94129
        Attention: George F. Hamel, Jr. and Anne Sullivan
        Email: george@in-cap.com and anne@in-cap.com

        With a copy to (which shall not constitute notice):
Kirkland & Ellis LLP
300 North LaSalle
Chicago, IL 60654
Attn: Margaret H. Gibson, P.C. and Kevin W. Mausert, P.C.
E-mail: mgibson@kirkland.com and kmausert@kirkland.com
3.Schedule A is hereby deleted and replaced as follows:
Schedule A
List of ICP Entities
Inclusive Capital Partners Spring Master Fund, L.P.
Inclusive Capital Partners Spring Master Fund A, L.P.
Inclusive Capital Partners, L.P.
Inclusive Capital Partners, L.L.C.
4. ValueAct (other than the ValueAct entities constituting ICP) is hereby removed as a party to the Cooperation Agreement.
B. Notwithstanding anything to the contrary in the Original Cooperation Agreement or the Cooperation Agreement, the resignation of Eva T. Zlotnicka as a member of the board of directors of the Company (or any committees or subcommittees thereof) shall not be required under clause (iii) of Section 1(g) of the Original Cooperation Agreement or the Cooperation Agreement during a “Transition Period,” defined as 1) her employment with ValueAct continuing for a transition period following the Transfer Date, not to exceed 45 days following the Transfer Date, or 2) her employment by ICP commencing prior to and continuing through the Transfer Date (each a “Transition Period”).

C. Other than as amended by this Joinder to Cooperation Agreement, the terms of the Original Cooperation Agreement remain in full force and effect.
[Signature Page Follows]

If the terms of this Joinder to Cooperation Agreement are in accordance with your understanding, please sign below and this Joinder to Cooperation Agreement will constitute a binding agreement among us.

HAWAIIAN ELECTRIC INDUSTRIES,
INC.

By:	/s/ Constance H. Lau
	Name:	Constance H. Lau
	Title:	President and
Chief Executive Officer

Acknowledged and agreed to as of the date first written above:

INCLUSIVE CAPITAL PARTNERS, L.P.

By: Inclusive Capital Partners, L.L.C.
Its: General Partner
By: /s/ Anne Sullivan_______________
Name: Anne Sullivan
Title: Authorized Signatory

VALUEACT CAPITAL MANAGEMENT, L.P.

By: /s/ Jason Breeding_______________
Name: Jason Breeding
Title: General Counsel and Corporate Secretary